Exhibit 99.1

Proxy Card

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions up until 11:59 P.M. (EST) on [], 2009. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. (EST) on [], 2009. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PepsiAmericas, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by Internet or telephone, please do not mail your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PEPSIAMERICAS, INC. The Board of Directors Recommends a Vote FOR Proposal 1. Vote On Agreement and Plan of Merger 1. To adopt the Agreement and Plan of Merger, dated August 3, 2009, as it may be amended For Against Abstain from time to time, among PepsiAmericas, Inc., a Delaware corporation, PepsiCo, Inc., a North Carolina corporation, and Pepsi-Cola Metropolitan Bottling Company, Inc., a New Jersey corporation and a wholly owned Subsidiary of PepsiCo, Inc. For address changes and/or comments, please check this box and write them on the back where indicated. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) on this proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PEPSIAMERICAS, INC. SPECIAL MEETING OF STOCKHOLDERS [],[], 2009 [] a.m., local time Briggs and Morgan, P.A. 80 South Eighth Street, Suite 2200 Minneapolis, Minnesota Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The notice and proxy statement/prospectus are available at www.proxyvote.com. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS—[], 2009 The undersigned hereby constitutes and appoints Robert C. Pohlad and Brian D. Wenger, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of PepsiAmericas, Inc. to be held at Briggs and Morgan, P.A., 80 South Eighth Street, Suite 2200, Minneapolis, Minnesota, on [], 2009, at [] a.m., local time, and at any adjournments or postponements thereof, on all matters coming before said meeting. This proxy also serves as a voting instruction card to the trustee for shares, if any, held in the trust for the company’s 401(k) plans. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by PepsiAmericas, Inc., voting instructions with respect to such plan shares must be provided by 11:59 P.M. (EST) on [], 2009. If voting instructions are not received by that time, such plan shares will not be voted by the trustee. STOCKHOLDERS ARE REQUESTED TO FOLLOW THE INTERNET OR TELEPHONE VOTING INSTRUCTIONS ON THE REVERSE SIDE, OR TO MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE WE HAVE PROVIDED. The proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in the proxies’ discretion. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) See reverse for voting instructions.